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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 6, 2005

                             TUPPERWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-11657                 36-4062333
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

        P. O. Box 2353, Orlando, Florida                            32802
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    (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code 407-826-5050


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(d)   ELECTION OF DIRECTORS

               Effective July 6, 2005, the Tupperware Corporation elected J. Patrick Spainhour to its board of directors. Mr. Spainhour will serve as a member of the Audit and Corporate Responsibility Committee.

               A copy of the Company's press release is attached as Exhibit
               99.1.

ITEM 9.01 (c)  EXHIBITS

Exhibit 99.1 Press release of Tupperware Corporation dated July 6, 2005 announcing the election of J. Patrick Spainhour to the Company's board of directors.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TUPPERWARE CORPORATION
                                                   -----------------------------
                                                   (Registrant)

July 6, 2005
                                                   /s/ THOMAS M. ROEHLK
                                                   -----------------------------
                                                   Thomas M. Roehlk
                                                   Senior Vice President,
                                                   General Counsel and Secretary